UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

VICARIOUS SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39384	87-2678169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 Fourth Avenue
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 868-1700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBOT	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	RBOT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2025, Randy Clark resigned as President of Vicarious Surgical Inc. (the “Company”), effective as of April 25, 2025.

In addition, the Company’s Board of Directors (the “Board”) has appointed Mr. Clark to the Board, effective as of April 25, 2025, pending customary conflict checks. Mr. Clark will serve for a term to continue until the Company’s next annual meeting of stockholders.

Mr. Clark’s biography is set forth in our Schedule 14A Proxy Statement, filed with the Securities and Exchange Commission on April 23, 2024, and which biography is incorporated herein by reference.

There are no arrangements or understandings between Mr. Clark and any other person pursuant to which Mr. Clark was appointed as a director. There are no transactions to which the Company is a party and in which Mr. Clark has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Clark has no family relations with any directors or executive officers of the Company.

Mr. Clark will be entitled to the standard compensation paid by the Company to all of its nonemployee directors under the Company’s Amended and Restated Nonemployee Director Compensation Policy (pro-rated as applicable to reflect the actual time Mr. Clark will serve on the Board for the year).

Mr. Clark will also enter into an indemnification agreement in the form the Company has entered into with its other nonemployee directors, which form is filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed by the Company on September 30, 2021 and is incorporated herein by reference.

Item 7.01 Regulation FD.

On March 24, 2025, the Company issued a press release announcing Mr. Clark’s transition from President to a member of its Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 7.01 is furnished and not filed:

Exhibit No.	Description
99.1	Press Release dated March 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICARIOUS SURGICAL INC.

By:	/s/ Adam Sachs
Name:	Adam Sachs
Title:	Chief Executive Officer

Date:	March 24, 2025

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